Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt
8. Debt
As of December 31, 2024 and December 31, 2023, our debt consisted of the following:

	December 31,
	2024	2023
Term loan	$355,000	$95,000
Revolving credit facility	30,000	35,000
Other	496	494

Total debt	385,496	130,494

Current portion of long-term debt	(424)	(20,339)
Unamortized debt issuance costs	(4,257)	(1,812)

Total long-term debt	$380,815	$108,343

Credit Facilities
On July 3, 2023, the Company entered into a four-year credit agreement providing for (i) a $100.0 million term loan (as amended and as described herein, the “Term Loan”), and (ii) a $50.0 million revolving credit facility (as amended and as described herein, the “Revolving Credit Facility” and, together with the Term Loan, the “Credit Facilities”). Upon the closing of the Credit Facilities, the Ag Loan (as defined below) was terminated.
On May 10, 2024, the Company entered into a credit agreement amendment (the “First Credit Agreement Amendment”), which amended the Credit Facilities to increase the principal amount of the Term Loan to $350.0 million and increase the available capacity of the Revolving Credit Facility to $75.0 million. Following the First Credit Agreement Amendment, the Company borrowed approximately $265.0 million under the Term Loan to fund a portion of the purchase price of certain acquisitions permitted by the credit agreement.
Immediately following the IPO, we used approximately $100.0 million of the net proceeds to repay outstanding borrowings under our Credit Facilities.
On November 4, 2024, the Company entered into a credit agreement amendment (the “Second Credit Agreement Amendment”) to (i) increase the maximum available amount under the Revolving Credit Facility to $100.0 million, (ii) increase the principal amount of the Term Loan to $300.0 million, (iii) provide for additional $75.0 million uncommitted delayed draw term loan (the “Uncommitted DDTL”), and (iv) eliminate the Company’s obligation to make Term Loan amortization payments. On December 19, 2024, the Company borrowed $55.0 million under the Uncommitted DDTL to fund a portion of the purchase price of the Wolf Bone Acquisition, thereby increasing the aggregate outstanding amount of the Term Loan to $355.0 million. The Uncommitted DDTL terminated following such borrowing, and the Company is not permitted to borrow any additional amounts under the Uncommitted DDTL.
We may elect for outstanding borrowings under our Credit Facilities to accrue interest at a rate based on either (i) a forward-looking term rate based on the secured overnight financing rate (“Term SOFR”) plus 0.10%, or (ii) the base rate, in each case plus an applicable margin. Borrowings under our Credit Facilities accrue interest based on a five-tiered pricing grid tied to our current leverage ratio. The applicable margin ranges from (i) prior to the consummation of the IPO, 3.00% to 4.00% in the case of Term SOFR loans and letter of credit fees, and 2.00% to 3.00% in the case of base rate loans, and commitments fees of 0.50%, and (ii) following consummation of the IPO, 2.75% to 3.75% in the case of Term SOFR loans and letter of credit fees, and 1.75% to 2.75% in the case of base rate loans, and commitment fees range from 0.375% to 0.50%. Interest on all outstanding SOFR loans shall be payable on the last day of each interest period, which may be, at the Company’s election,
1-month,
3-months,
or
6-months.
Interest on all outstanding base rate loans shall be payable on the first day of each calendar quarter.
Our Credit Facilities are secured by a first priority security interest in substantially all of our assets and the assets of our restricted subsidiaries, which are party to our Credit Facilities as guarantors.
Subject to certain exceptions and materiality qualifiers, our Credit Facilities include certain customary affirmative and negative covenants, which, among other things, restrict our ability and our restricted subsidiaries’ ability, subject to certain exceptions, to incur debt, grant liens, make restricted payments and investments, issue equity, sell or lease assets, dissolve or merge with another entity, enter into transactions with affiliates or restrictive agreements, change our business, prepay debt and amend our organizational documents and material agreements. Our Credit Facilities allow us to make cash restricted payments to our shareholders in accordance with the Company’s constituent documents, subject to the following conditions: (i) if the Company’s pro forma leverage ratio is less than 3.50 to 1:00 for the most recently ended four-fiscal quarter period, so long as (A)
no
default
or event of default exists or would result from such restricted payment and (B) the Company’s pro forma liquidity is at least $10,000,000, and (ii) if the Company’s pro forma leverage ratio is greater than 3.50 to 1:00 for the most recently ended four-fiscal quarter period, so long as (A) no default or event of default exists or would result from such restricted payment, (B) the Company’s pro forma liquidity is at least $25,000,000, and (C) the Company’s Distributable Free Cash Flow Amount is greater than $0 after giving effect to such restricted payment. “Distributable Free Cash Flow Amount” is the lesser of the Company’s free cash flow for (x) the most recently ended four-fiscal quarter period and (y) the most recently ended two-fiscal
quarter period, in each case minus the aggregate amount of certain restricted payments made during or after each such period.
In
addition, we are required to comply with the following financial maintenance covenants: (i) a maximum leverage ratio as of the last day of each fiscal quarter of (a) prior to the consummation of the IPO, no greater than 3.50:1.00 for the period of the last four consecutive fiscal quarters, or (b) following the consummation of the IPO, 4.00:1.00 for the period of the last four consecutive fiscal quarters (subject, in either case, to (x) a 0.50:1.00 leverage step-up
for any “qualified acquisition” for the fiscal quarter in which such “qualified acquisition” occurs and the immediately following two fiscal quarters, at the Company’s election, (y) cap of 0.50:1.00 on such step-up
regardless of the total number of “qualified acquisitions” and certain other limitations set forth therein, and (z) an additional step up of 0.25 for the second quarter of 2024 in connection with consummation of the East Stateline Acquisition; (ii) a minimum interest coverage ratio of at least 2.75 to 1.00 as of the last day of each fiscal quarter ending on or after the date of the closing of the IPO; and (iii) a minimum debt service coverage ratio of at least 1.25 to 1.00 as of the last day of each fiscal quarter ending prior to the date on which the IPO is consummated.
Our Credit Facilities contain customary events of default, including for our failure and the failure of other loan parties to comply with the various financial, negative and affirmative covenants under our Credit Facilities (subject to the cure provisions set forth therein). During the existence of an event of default (as defined under our Credit Facilities), the agent, with the consent of or at the direction of the requisite lenders thereunder, has a right to, among other available remedies, terminate the commitments and/or declare all outstanding loans and accrued interest and fees under our Credit Facilities to be immediately due and payable.
The Company was in compliance with these covenants as of December 31, 2024.
The estimated fair value of our Credit Facilities approximates the principal amount outstanding because the interest rates applicable to such amounts are variable and reflective of market rates and the debt may be repaid, in full or in part, at any time without penalty.
Term Loan
The Term Loan was subject to quarterly principal amortization payments payable on the first day of each quarter through the third quarter of 2024; as a result of the Second Credit Agreement Amendment, the Company’s obligation to make the quarterly principal amortization payments was eliminated. Any principal amounts outstanding on the maturity date, July 3, 2027, become due and payable on such date.
Debt issuance costs associated with the Term Loan consist of fees incurred to secure the financing and are amortized over the life of the loan using the effective interest method. The amortization of these costs totaled $1.2 million and $0.3 million for the years ended December 31, 2024 and 2023, respectively, which are included in interest expense, net in the consolidated statements of operations. As of December 31, 2024 and December 31, 2023, net debt issuance costs of $4.3 million and $1.8 million, respectively, associated with the Term Loan are reported as a direct deduction from the carrying amount of the related long-term debt.
As
of December 31, 2024 and 2023, the Company incurred $19.2 million and $4.2 million, respectively, of interest expense related to the Term Loan and the related weighted average interest rate was 8.47% and 8.62%, respectively. The accrued interest payable related to the Term Loan was $3.4 million and $1.2 million as of December 31, 2024 and December 31, 2023, respectively.
Revolving Credit Facility
The Revolving Credit Facility provides for incremental borrowings up to the revolving commitment of $100.0 million. It also includes an incremental revolving commitment that permits the Company to increase the aggregate amount of the Revolving Credit Facility, subject to the applicable lenders’ willingness to participate and other customary terms and conditions, by an amount not to exceed the sum of (i) $50.0 million plus (ii) the amount of any prior principal repayments of the Term Loan following the closing of the Credit Agreement Amendment (up to $50.0 million). The Revolving Credit Facility provides availability for the issuance of letters of credit on the Company’s behalf in an aggregate amount not to exceed $5.0 million.
Principal amounts borrowed under the Revolving Credit Facility may be repaid from time to time without penalty. Any principal amounts outstanding on the maturity date, July 3, 2027, become due and payable on such date.
The Company also pays a commitment fee to each lender quarterly in arrears on the daily average unused amount of the revolving credit commitment of such lender under the Revolving Credit Facility. For the year ended December 31, 2024, the Company paid $0.2 million in commitment fees. For the year ended December 31, 2023, the Company paid an immaterial amount in commitment fees.
Debt issuance costs associated with the Revolving Credit Facility consist of fees incurred to secure the financing and are amortized over the life of the loan using the effective interest method. The amortization of these costs totaled $0.4 million and $0.1 million for the years ended December 31, 2024 and 2023, respectively, which is included in interest expense, net, in the consolidated statements of operations. Short-term debt issuance costs of $0.5 million and $0.3 million associated with the Revolving Credit Facility as of December 31, 2024 and December 31, 2023, respectively, are deferred and presented in prepaid expenses and other current assets on the consolidated balance sheets. Long-term debt issuance costs of $0.7 million and $0.6 million associated with the Revolving Credit Facility as of December 31, 2024 and December 31, 2023, respectively, are deferred and presented in other assets on the consolidated balance sheets.
As of December 31, 2024 and 2023, the Company incurred $2.8 million and $1.1 million, respectively, of interest expense related to the Revolving Credit Facility and the related weighted average interest rate was 8.39% and 8.65%, respectively. The accrued interest payable related to the Revolving Credit Facility was $0.4 million and $0.3 million as of December 31, 2024 and December 31, 2023, respectively.
Ag Loan
On October 14, 2021, the Company entered into a seven-year $65.0 million credit agreement (the “Ag Loan”) with Capital Farm Credit, ACA, as agent for a federal land credit association.
The Ag Loan was terminated on July 3, 2023 in connection with the closing of the Credit Facilities. The Ag Loan was secured by a perfected first-lien security interest in substantially all assets of certain subsidiaries of DBR Land LLC and was guaranteed by such subsidiaries and DBR Land LLC.
For the year ended December 31, 2023, the Company incurred $1.5 million of interest expense and a weighted average interest rate of 5.25% related to the Ag Loan.

Debt Maturities
The following table summarizes the Company’s debt obligations as of December 31, 2024. Estimated future payments for the debt based on the amount outstanding are shown below:

	As of December 31,
	2025	2026	2027	2028	2029	Total
Term loan	$—	$—	$355,000	$—	$—	$355,000
Revolving credit facility	—	—	30,000	—	—	30,000
Other	424	72	—	—	—	496

Total debt	$424	$72	$385,000	$—	$—	$385,496